-------------------------------------------------------------------------------


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): March 17, 2006

                                ROCK-TENN COMPANY
             (Exact name of registrant as specified in its charter)

        Georgia                       0-23340                    62-0342590
------------------------       ----------------------        -------------------
(State of Incorporation)       Commission File Number           (IRS employer
                                                             identification no.)


            504 Thrasher Street,
             Norcross, Georgia                                      30071
--------------------------------------------                 -------------------
  (Address of principal executive offices)                        (Zip code)

       Registrant's telephone number, including area code: (770) 448-2193


                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 -------------------------------------------------------------------------------

Item 2.05 - Costs Associated with Exit or Disposal Activities.

On March 17, 2006, Rock-Tenn Company ("Rock-Tenn") issued a press release (the "March 17 Press Release") that announced Rock-Tenn's decision to close its Kerman, California folding carton plant in the third quarter of fiscal
2006.

The March 17 Press Release and this Current Report on Form 8-K disclose the following information:


In connection with the closing of the Kerman plant, Rock-Tenn expects to incur pre-tax restructuring and other costs of approximately $3.7 million during the second quarter of fiscal 2006, an aggregate of $1.1 million in the remainder of fiscal 2006, and an aggregate of $0.4 million primarily over the next two fiscal years. Rock-Tenn also expects to incur operating costs of $0.3 million in the second quarter of fiscal 2006 associated with inventory write-off. The aggregate restructuring and other costs include charges of approximately $1.8 million for equipment impairment, $1.2 million for severance and other employee costs, $0.9 million for facility lease and carrying costs net of sublease rentals, $0.6 million for equipment relocation, and $0.7 million for other miscellaneous costs. The Company estimates that approximately $2.1 million of the operating costs and restructuring and other costs will be non-cash charges.

A copy of the March 17 Press Release is attached hereto as Exhibit 99.1 and hereby incorporated herein.

Item 9.01 - Financial Statements and Exhibits.

       (c)  Exhibits

            99.1  March 17 Press Release

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 17, 2006
                             ROCK-TENN COMPANY


                             By:     /s/ Steven C. Voorhees
                                  ----------------------------------------------
                                  Name:  Steven C. Voorhees
                                  Title:  Executive Vice-President and Chief
                                  Financial Officer (Principal Financial
                                  Officer, Principal Accounting Officer and
                                  duly authorized officer)

                                INDEX TO EXHIBITS

Exhibit Number and Description
------------------------------

99.1  March 17 Press Release